Exhibit 99.02
CARDINAL HEALTH, INC. AND SUBSIDIARIES
GAAP / NON-GAAP RECONCILIATION
($ millions)
FOURTH QUARTER FISCAL 2005

	GAAP*		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$19,457	—	$19,457

SPECIAL ITEMS
- Restructuring charges	$65	$65	—
- Merger charges	11	11	—
- Foundation contribution	—	—	—
- Other	$10	$10	—

OPERATING EARNINGS
- Amount	$500	$86	$586
- Growth rate	(15)%		(6)%
- Ratio to revenue (return on sales)	2.56%		3.00%

EARNINGS BEFORE INCOME TAXES
- Amount	$462	$86	$548

INCOME TAX PROVISION
- Amount	$204	$9	$213

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$258	$76	$334
- Growth rate	(35)%		(21)%
- Ratio to revenue	1.33%		1.72%
- Diluted EPS	$0.59	$0.18	$0.77
FISCAL 2005

	GAAP*		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$74,911	—	$74,911

SPECIAL ITEMS
- Restructuring charges	$203	$203	—
- Merger charges	49	49	—
- Foundation contribution	—	—	—
- Other	$12	$12	—

OPERATING EARNINGS
- Amount	$1,763	$264	$2,027
- Growth rate	(25)%		(16)%
- Ratio to revenue (return on sales)	2.35%		2.70%

EARNINGS BEFORE INCOME TAXES
- Amount	$1,629	$264	$1,893

INCOME TAX PROVISION
- Amount	$582	$68	$650

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$1,047	$196	$1,243
- Growth rate	(31)%		(20)%
- Ratio to revenue	1.40%		1.66%
- Diluted EPS	$2.40	$0.45	$2.85

FOURTH QUARTER FISCAL 2004

	GAAP*		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$16,923	—	$16,923

SPECIAL ITEMS
- Restructuring Charges	$12	$12	—
- Merger Charges	21	21	—
- Foundation Contribution	31	31	—
- Other	($25)	($25)	—

OPERATING EARNINGS
- Amount	$587	$39	$626
- Growth Rate	7%		5%
- Ratio to Revenue (Return on Sales)	3.47%		3.70%

EARNINGS BEFORE INCOME TAXES
- Amount	$559	$39	$598

INCOME TAX PROVISION
- Amount	$161	$13	$174

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$397	$26	$423
- Growth Rate	11%		8%
- Ratio to Revenue	2.35%		2.50%
- Diluted EPS	$0.91	$0.06	$0.97
FISCAL 2004

	GAAP*		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$65,054	—	$65,054

SPECIAL ITEMS
- Restructuring charges	$37	$37	—
- Merger charges	45	45	—
- Foundation contribution	31	31	—
- Other	($56)	($56)	—

OPERATING EARNINGS
- Amount	$2,349	$57	$2,406
- Growth rate	7%		8%
- Ratio to revenue (return on sales)	3.61%		3.70%

EARNINGS BEFORE INCOME TAXES
- Amount	$2,238	$57	$2,295

INCOME TAX PROVISION
- Amount	$714	$22	$736

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$1,525	$35	$1,560
- Growth rate	10%		10%
- Ratio to revenue	2.34%		2.40%
- Diluted EPS	$3.47	$0.08	$3.55

FREE CASH FLOW
($ millions)

	Q4 FY05	Q4 FY04	Fiscal 2005	Fiscal 2004
Net cash provided by operating activities	$799	$1,289	$2,850	$2,625
ADD:
- Proceeds from sale of property and equipment	2	11	20	19
LESS:
- Additions to property and equipment	(283)	(138)	(572)	(410)
- Dividends on Common Shares	(13)	(13)	(51)	(52)
Free Cash Flow	$505	$1,149	$2,247	$2,182
DEFINITIONS:

*	GAAP — Amounts that conform with generally accepted accounting principles.
Return on equity (excluding special items) = (Earnings from continuing operations + special items after tax) /average shareholders’ equity
Note: Average shareholders’ equity used in the return on equity calculation was $8.7 billion and $7.8 billion in the fourth quarter of fiscal 2005 and 2004, respectively, and $8.4 billion and $7.5 billion for year to date of fiscal 2005 and 2004, respectively.
Effective tax rate (excluding special items) = (Income tax provision + tax effect of special items) / (earnings before income taxes + special items)
Growth rate (excluding special items) = (Current quarter earnings excluding special items — prior year quarter earnings excluding special items)/ prior year quarter earnings excluding special items
Ratio to revenue (excluding special items) = Current quarter earnings excluding special items / revenue
Return on invested capital (excluding special items) = [Operating earnings excluding special items annualized x (1-effective tax rate, excluding special items)] / average (equity +debt + unrecorded goodwill)
Note: Average unrecorded goodwill used in return on invested capital calculation was $9.7 billion in fiscal 2005 and fiscal 2004.